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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 9, 1998 with respect to the combined financial statements of Wade Ford, Inc. and Wade Ford Buford, Inc. in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-51451) and related Prospectus of Sunbelt Automotive Group, Inc. for the Registration of 5,500,000 shares of its common stock.

                                               /s/ PYKE & PIERCE, CPA'S

Atlanta, Georgia
July 20, 1998